                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[X]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
          240.14a-12

                                GLOBAL OUTDOORS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as specified in its charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)      Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        2)      Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
        4)      Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        5)      Total fee paid:

        ------------------------------------------------------------------------
[ ]     Fee paid previously with preliminary materials.
[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.
        1)      Amount Previously Paid:

                ----------------------------------------------------------------
        2)      Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------------
        3)      Filing Party:

                ----------------------------------------------------------------
        4)      Date Filed:

                ----------------------------------------------------------------

                              GLOBAL OUTDOORS, INC.

                                 PROXY STATEMENT

                                       for
                         Annual Meeting of Stockholders
                                November 12, 2001


To the Stockholders of Global Outdoors, Inc.:

         The enclosed Proxy is being solicited on behalf of the Board of Directors of Global Outdoors, Inc., an Alaska corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's headquarters at 43445 Business Park Drive, Suit 113, Temecula, California 92590, telephone number (909) 699-4749, on Monday November 12, 2001 at 10:00 a.m., and at any and all adjournments or postponements thereof.

         This Proxy Statement and the Annual Report to Shareholders for the year ended December 31, 2000, including financial statements, are being mailed on or about October 11, 2001 to all shareholders entitled to vote at the Meeting.


VOTING AT THE MEETING

         The shares of common stock of the Company, $.02 par value (the "Common Stock"), constitute the only outstanding class of voting securities of the Company. A total of 5,276,573 shares of the Company's Common Stock were outstanding on October 5, 2001, which has been fixed as the record date (the "Record Date") for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. With respect to each proposal to be voted at the Meeting, each shareholder will be entitled to one vote for each share of Common Stock held of record on the Record Date. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted as votes for or against a proposal or as votes present and voting on a proposal. Shareholders of the Company will not be entitled to any appraisal or dissenters' rights in connection with any of the proposals described in this Proxy Statement.


REVOCABILITY OF PROXY

         Any proxy given pursuant to this solicitation may be revoked or superseded by the person giving it by executing a later dated proxy or by giving notice of revocation to the Company in writing prior to or at the Meeting or by attending the Meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted "FOR" the nominees for election of directors named in this Proxy Statement and "FOR" each of the other proposals listed herein.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies, including costs incurred in connection with the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to the Company's shareholders in relation to the Annual Meeting. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.


SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT MEETING

         Proposals of shareholders that are intended to be presented by such shareholders at the Company's 2002 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no later than December 1, 2001, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 5, 2001 by each director and executive officer of the Company, each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, and all directors and executive officers of the Company as a group. Except as otherwise indicated below, the Company believes that each person listed below has sole voting and investment power with respect to the shares owned, subject to applicable community property laws.

NAME AND ADDRESS OF BENEFICIAL                         SHARES BENEFICIALLY
OWNER OR IDENTITY OF GROUP (2)                              OWNED (1)
------------------------------                             -----------
                                                    NUMBER            PERCENT
Wilma M. Massie (3).........................       1,731,326               32%

Perry T. Massie (4)(5)......................       1,628,316               29%

Thomas H. Massie (6)(7).....................       1,630,016               29%

Richard K. Dickson II (8)...................         461,550                8%

Mark C. Corcoran (9)........................           2,500               >1%

Andrew J. Dale (10).........................          25,100               >1%

Jacob  J. Hartwick (11).....................          20,112               >1%

All directors and Named Executive
Officers as a group (6 persons) (12)........       3,767,594               68%
-------------

(1) The address of each shareholder is c/o Global Outdoors, Inc., 43445 Business Park Dr., Suite 113, Temecula, California 92590.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of September 20, 2001, are deemed outstanding for computing the percentage of the persons holding such options but are not deemed outstanding for computing the percentage of any other person.

(3) Includes 95,000 shares subject to options from the Company exercisable within 60 days of September 20, 2001.

(4) Includes 85,000 shares subject to options from the Company and 224,000 shares subject to options from Wilma M. Massie exercisable within 60 days of September 20, 2001.

(5) 11,900 of the shares shown are owned jointly by Perry T. Massie and his wife, Sandy Massie, who share voting and investment power with respect to such shares.

(6) Includes 85,000 shares subject to options from the Company and 224,000 shares subject to options from Wilma M. Massie exercisable within 60 days of September 20, 2001.

(7) 11,900 of the shares shown are owned jointly by Thomas H. Massie and his wife, Cindy Massie, who share voting and investment power with respect to such shares.

(8) Includes 85,000 shares subject to options from the Company and 300,000 shares subject to options from Wilma M. Massie exercisable within 60 days of September 20, 2001.

(9) Includes 2,500 shares subject to options from the Company exercisable within 60 days of September 20, 2001.

(10) Includes 20,000 shares subject to options from the Company exercisable within 60 days of September 20, 2001.

(11) Includes 20,000 shares subject to options from the Company exercisable within 60 days of September 20, 2001.

(12) Includes directors' and executive officers' shares listed above, including 297,500 shares subject to options from the Company and 748,000 shares subject to options from Wilma M. Massie exercisable within 60 days of September 20, 2001.


         The following table sets forth certain information regarding the beneficial ownership of The Outdoor Channel's Common Stock as of October 5, 2001 by each director and executive officer of The Outdoor Channel, each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, and all directors and executive officers of The Outdoor Channel as a group. Except as otherwise indicated below, the Company believes that each person listed below has sole voting and investment power with respect to the shares owned, subject to applicable community property laws.

       Name and address of beneficial                  Shares Beneficially
        owner or identity of group(1)                       Owned(2)
        -----------------------------                       --------
                                                    Number            Percent
Gold Prospector's Association of
  America, Inc. (3).........................       8,817,916               84%

Elizabeth J. Sanderson-Burke (4)............         867,408                8%

Ray V. Miller (5)...........................         628,823                6%

Jerry R. Berglund (6).......................         402,500                4%

Andrew J. Dale (7)..........................         260,000                2%

Perry T. Massie (8).........................         208,584                2%

Thomas H. Massie (9)........................         206,334                2%

Wilma M. Massie (10)........................         207,500                2%

Richard K. Dickson II (11)..................         216,584                2%

Jacob J. Hartwick (12)......................         206,000                2%

Wade E. Sherman (13)........................         100,000                1%

All directors and Named
Executive Officers as a
group (10 persons) (14).....................       3,303,733               25%
-------------

(1) The address of each shareholder is c/o The Outdoor Channel, Inc., 43445 Business Park Dr., Suite 103, Temecula, California 92590.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of September 20, 2001, are deemed outstanding for computing the percentage of the persons holding such options but are not deemed outstanding for computing the percentage of any other person.

(3) Gold Prospector's Association of America, Inc. is 100% owned by Global Outdoors, Inc.

(4) Includes 500,000 shares subject to options from The Outdoor Channel exercisable within 60 days of September 20, 2001. She is a director of The Outdoor Channel.

(5) Includes 400,000 shares subject to options from The Outdoor Channel exercisable within 60 days of September 20, 2001 and 50,000 shares owned by Ray Miller's wife. He is a director of The Outdoor Channel.

(6) Includes 200,000 shares subject to options from The Outdoor Channel exercisable within 60 days of September 20, 2001 and 110,000 shares owned by Jerry Berglund's wife and four children. He is a director of The Outdoor Channel.

(7) Includes 250,000 shares subject to options from The Outdoor Channel exercisable within 60 days of September 20, 2001.

(8) Includes 200,000 shares subject to options from The Outdoor Channel exercisable within 60 days of September 20, 2001. He is a director of The Outdoor Channel.

(9) Includes 200,000 shares subject to options from The Outdoor Channel exercisable within 60 days of September 20, 2001. He is a director of The Outdoor Channel.

(10) Includes 200,000 shares subject to options from The Outdoor Channel exercisable within 60 days of September 20, 2001. She is a director of The Outdoor Channel.

(11) Includes 200,000 shares subject to options from The Outdoor Channel exercisable within 60 days of September 20, 2001. He is a director of The Outdoor Channel.

(12) Includes 200,000 shares subject to options from The Outdoor Channel exercisable within 60 days of September 20, 2001.

(13) Includes 100,000 shares subject to options from The Outdoor Channel exercisable within 60 days of September 20, 2001.

(14) Includes directors' and executive officers' shares listed above, including 2,450,000 shares subject to options from The Outdoor Channel exercisable within 60 days of September 20, 2001.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Currently, there are three (3) members of the Board of Directors. Directors are elected at each annual shareholders' meeting to hold office until the next annual meeting or until their successors are elected and have qualified. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the three (3) nominees named below.

         The three (3) nominees listed below are presently directors of the Company. If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

         The names and certain information concerning the three (3) nominees for election as directors are set forth below.



         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF
EACH OF THE NOMINEES NAMED BELOW.

                  NAME                AGE              POSITION WITH THE COMPANY
                  ----                ---              -------------------------
         Perry T. Massie               39        Chief Executive Officer, President, Chairman of the Board,
                                                 Co-President and Chairman of the Board of The Outdoor Channel

         Thomas H. Massie              37        Executive Vice President, Secretary and Vice Chairman of the
                                                 Board

         Richard K. Dickson II         55        Chief Operating Officer, General Counsel and Director


         PERRY T. MASSIE has served as Chief Executive Officer of the Company since 1986 and has served as President and Chairman of the Board since 1994. From 1986 until January 1996, Mr. Massie served as Chief Financial Officer of the Company. He has been the Managing Editor of the Gold Prospector Magazine since 1988. Mr. Massie earned a Bachelor of Science degree in Mining Engineering from the University of Alaska, Fairbanks. Perry T. Massie is the brother of Thomas H. Massie.

         THOMAS H. MASSIE has served as Secretary and a director of the Company since 1984. He has served as Executive Vice President of the Company and the President of Gold Prospectors' Association of America, Inc. since 1994 and Vice Chairman since 1999. Mr. Massie is also the host of the "Gold Fever Show." He attended the University of Alaska, Fairbanks, studying business administration. Thomas H. Massie is the brother of Perry T. Massie.

         RICHARD K. DICKSON II has served as Chief Operating Officer since April 1999 and has served as General Counsel and a director of the Company since 1994. From 1994 to April 1999 he was Senior Vice President of the Company. From November 1984 until 1994, Mr. Dickson served as the Company's corporate counsel and has been a practicing attorney, specializing in corporate and securities law, with his own firm since 1979. Mr. Dickson served as an attorney with the California Department of Corporations from 1976 to 1979. He earned a Bachelor of Science degree in Business Administration from the University of California at Berkeley, a Masters in Business Administration from the University of Southern California and a law degree from the University of the Pacific.


OTHER EXECUTIVE OFFICERS

         ANDREW J. DALE has served as Chief Executive Officer and Co-President of The Outdoor Channel since September 1998. He was President of The Outdoor Channel from November 1997 to September 1998. Mr. Dale was Chief Operating Officer of The Outdoor Channel from November 1997 to September 1998. From 1994 to November 1997 he was Senior Vice President Operations of The Outdoor Channel. From 1990 to 1993, he was a video and television consultant to both Global Outdoors, Inc. and The Outdoor Channel. From 1989 to 1994, Mr. Dale was a production manager at Vidfilm Services, a major Hollywood post-production facility, whose clients include Disney, MCA, Columbia and a host of other major studios. Mr. Dale was born and raised in the United Kingdom.

         JACOB J. HARTWICK has served as Executive Vice President of The Outdoor Channel since November 1997. From 1994 through 1999, he was Vice President of Sales and Promotions of the Company. From 1994 to November 1997, Mr. Hartwick was Vice President Sales and Promotions of The Outdoor Channel. From 1991 to 1994, he served as a Vice President of the Company. From 1986 through 1991, Mr. Hartwick served in various sales, marketing and administrative positions with Global Outdoors and its subsidiaries.

         WADE E. SHERMAN has been Vice President of Business Development of The Outdoor Channel since November 1997. In February 1996, he was hired by The Outdoor Channel as an Advertising Sales Representative and was promoted to Director of Advertising Sales in July 1996. From April 1995 to February 1996, Mr. Sherman was an Advertising Sales Representative for Comcast Cablevision. From May 1994 to April 1995, he worked at radio station KMNY, as a news anchor and an advertising sales representative. From 1993 to April 1994, he worked part-time at radio station KMNY. He earned a B.S. Degree in Television/Film from California State University at Fullerton.

         MARK C. CORCORAN has served as the Controller of the Company since May 2001. From 1999 to May 2001, he served as Assistant Controller at McBride Electric, Inc, a nation-wide electrical service company with about 800 employees and annual sales close to $70 million. From 1998 to 1999, Mr. Corcoran served as Controller for International Art Publishers, an art publisher for various artists. From 1996 to 1998, he served as Controller for GilFranco Cigar Company, a cigar wholesaler. He has over 17 years of accounting experience, mostly as Controller, in several types of industries: boat sales and service, cigar wholesaler, international art dealer, software designer, electronics manufacturer, insurance agency, RV sales and service, and manufactured home dealer. Mr. Corcoran earned a B.S. degree in Business Administration with an emphasis in Accounting from California State University of Long Beach.

         AMY L. HENDRICKSON has been Vice President Affiliate Sales and Marketing of The Outdoor Channel since December 1999. From July 1998 to December 1999, she served as Director of Affiliate Sales and Marketing for the Channel. From 1997 to July 1998, Ms. Hendrickson worked in the national sales department of a broadcast station owned by Cox Communications. From 1994 to 1997, she was a Traffic Manager for a pair of broadcast stations owned by Clear Channel Communications. Ms. Hendrickson is an active member of the Cable Television Administration and Marketing Society and Women in Cable and Telecommunications. She attended Eastern Michigan University where she studied Political Science and Communications.


BOARD MEETINGS

         The Board of Directors of the Company took action by unanimous written consent or held meetings six (6) times during the fiscal year ended December 31, 2000. Each incumbent Director attended at least seventy-five percent (75%) of the aggregate of the number of meetings of the Board and the number of meetings held by all committees of the Board on which he served. The Board of Directors serves as the Audit Committee and Compensation Committee. The Company does not have a written audit committee charter. The Company does not have any other standing committees. There are presently three members of the Board of Directors. Company's Articles of Incorporation, as amended, authorize the Board of Directors to be increased to a maximum of seven directors.


COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth compensation received for the fiscal years ended December 31, 2000, 1999 and 1998 by the Company's Chief Executive Officer, and the other executive officers whose salary and bonus exceeded $100,000 for fiscal year 2000, 1999 and 1998 (collectively, the "Named Executive Officers"):


                           SUMMARY COMPENSATION TABLE

                                                     Annual Compensation                    Long Term Compensation

                                                                                       Securities
                                                                  Other                  Under-
                                                                 Annual      Restricted  laying               All Other
                                                                Compen-        Stock     Options/    LTIP      Compen-
Name and Principal Position    Year     Salary($)     Bonus($)  sation($)      Awards     /SARS     Payouts    sation
---------------------------    ----     ---------     --------  ---------      ------     -----     -------    ------
Perry T. Massie, CEO           2000      101,000       16,480     2,250       8,584       -          -          -
                               1999       83,043        3,462         -         -         -          -          -
                               1998       68,000            -

Richard K. Dickson II, COO     2000      120,000       14,043     2,250       8,584       -          -          -
                               1999      120,000       10,000         -         -         -          -          -
                               1998      120,000            -         -         -         -          -          -

Wade Sherman, Vice President   2000      151,445       11,375         -         -         -          -          -
                               1999      127,947          500         -         -         -          -          -

Andy Dale, Co-President        2000      104,000       36,407         -      10,000       -          -          -

---------------



                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                  % of Total
                                                    Options
                                  Number of         Granted
                                 Securities           to             Exercise
                                 Underlying        Employees          or Base
                                   Options         in Fiscal           Price       Expiration
           Name                  Granted (#)        Year(1)          ($/Share)        Date
-------------------------------------------------------------------------------------------------
Perry T. Massie, CEO                  -                -                 -              -

---------------



               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                   Number of Securities Underlying       Value of Unexercised
                                                         Unexercised Options             in-the-Money Options
                           Shares                       at Fiscal Year-End(#)            at Fiscal Year-End($)
                         Acquired On     Value      -------------------------------  ------------------------------
           Name          Exercise(#)  Realized($)   Exercisable     Unexercisable    Exercisable    Unexercisable
-------------------------------------------------------------------------------------------------------------------
Perry T. Massie, CEO         -             -           85,000                -        $118,750               -

Thomas H. Massie             -             -           85,000                -         118,750               -

Richard K. Dickson II        -             -           85,000                -          82,500               -

---------------


         The exercise price of the options listed above for Messrs. Perry T. Massie and Thomas H. Massie are $2.25 per share for 50,000 shares and $2.50 per share for 35,000 shares. The exercise price of the options listed above for Mr. Dickson is $2.25 for 25,000 shares and $3.00 for 60,000 shares. The Closing Price of Global's Common Stock at 2000 fiscal year-end was $3.75 per share.


DIRECTOR'S FEES

         The directors of the Company are also executive officers of the Company. For 2000, directors were not compensated separately or reimbursed for expenses incurred in attending meetings of the Board of Directors.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Based solely upon its review of the copies of reports furnished to the Company, or representations that no annual Form 5 reports were required, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its directors, officers and any persons holding ten percent (10%) or more of the Company's Common Stock with respect to the Company's fiscal year ended December 31, 2000, were satisfied.


BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors has responsibility for matters that would be handled by the Compensation Committee if Global had such a committee. The Board has attempted to conserve Global's cash. The Company considers services rendered, nature of the services, quality of performance, past practice, conservation of cash and amount of present stock ownership in determining executive compensation. The Company desires to encourage performance by stock ownership.


EMPLOYMENT CONTRACTS

         As of December 31, 1999 the Company had an employment contract with Richard K. Dickson II, its Chief Operating Officer (See "Certain Relationships and Related Transactions," herein).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company is leasing its administrative facilities from Wilma M. Massie, a principal shareholder of the Company and the mother of Perry T. Massie and Thomas H. Massie, under lease agreements currently requiring monthly rent payments of $12,287 of which $5,445 is attributable to a separate lease The Outdoor Channel entered into with the lessor in January 2000. Rent expense for the Company totaled $140,602 and $88,500 for the years ended December 31, 2000 and 1999, respectively. Both leases expire on December 31, 2001.

         In November 1996, Wilma M. Massie, obtained a letter of credit for $80,000 that was utilized as security for performance under the Agreement with PanAmSat for The Outdoor Channel's Galaxy 9 satellite transponder. The Outdoor Channel has agreed to reimburse Mrs. Massie for expenses in maintaining that letter of credit. From January 1997 through August 1997, Wilma M. Massie loaned the Company $324,000 on notes bearing interest at 10%. From January 1997 through August 1997, Perry T. Massie loaned the Company $136,000 on notes bearing interest at 10%. In September 1997, Wilma M. Massie invested $40,000 in the Company's public offering and Perry T. Massie invested $24,000 in the Company's public offering. They paid the same price as other purchasers which was $8.00 per Unit, each Unit consisting of two (2) shares of Common Stock and one (1) Class F Warrant to purchase Common Stock. In July 1998, Wilma M. Massie loaned the Company $30,000 on a note bearing interest at 10% for the purpose of purchasing two large all terrain vehicles for Alaska. In 1998, the rent expense owed by the Company to Wilma M. Massie was applied as a reduction of a note receivable from Wilma M. Massie, the balance outstanding on which was $154,579 at December 31, 1998. At the end of 1998, the note receivable from Wilma M. Massie was applied against the above listed loan amounts plus interest owed to Wilma M. Massie, resulting in $255,250 owed Wilma M. Massie at December 31, 1998. As of December 31, 1999, the amount owed Wilma M. Massie was $275,775 including accrued interest. As of December 31, 2000, the amount owed Wilma M. Massie was $472,445 including accrued interest. The amount owed Perry T. Massie, including accrued interest, at December 31, 2000 and December 31, 1999, was $147,156 and $149,656, respectively. Interest due Wilma M. Massie on loans by her referred to above was $57,450 for 2000 and $20,525 for 1999. Interest due Perry T. Massie on the loans by him referred to above was $13,378 for 2000 and $15,878 for 1999. The maturity dates of the loans from Wilma M. Massie and Perry T Massie are December 31, 2002 and bear interest at the rate of 10%.

         As of December 31, 2000, the Company owed Wilma M. Massie an additional $46,502, secured by a motor home purchased in October 1996. The Company is paying this obligation at the rate of $520 per month including interest at 9%. The maturity date for this loan is November 2011.

         In January 1998, the Company entered a ten year contract with the Outdoor Channel whereby the Company has the rights to ten hours of programming time and thirty sixty second advertising spots per week. The Company has the option to renew this contract for two five year periods. For the first five years of the contract, the Company is paying $7,400 per week under the contract. The Company believes that the contract was initially beneficial to The Outdoor Channel but that in the future will constitute a significant asset to the Company. This contract was made in furtherance of the Company's plan of establishing The Outdoor Channel as an independent and self supporting company.

         On February 10, 1995, the Company acquired 100% of the stock of GPAA in exchange for 2,500,000 shares of its Common Stock (the "Acquisition"). The acquisition agreement ("Acquisition Agreement") provided for the issuance of up to an additional 1,500,000 shares of Common Stock ("Earn Out Shares") to the former shareholders of GPAA if GPAA achieved certain earnings or valuation milestones. The former shareholders of GPAA, Perry T. Massie, Thomas H. Massie, and Wilma M. Massie, are shareholders of the Company and Messrs. Perry and Thomas Massie are officers of the Company. For purposes of the Acquisition, the value of the Global Common Stock was deemed to be $3.50 per share with the initial total acquisition cost being $8,750,000. Since GPAA was a commonly controlled company, its assets and liabilities were recorded in 1995 at their historical cost basis in a manner similar to a pooling of interests. In December 1998, 1,000,000 Earn Out Shares were issued to the former shareholders of GPAA pursuant to the Acquisition Agreement. These additional shares were recorded at their par value (See "Note 8 to the Consolidated Financial Statements"). The primary basis for issuing the Earn Out shares was the Prospective Fair Market valuation of The Outdoor Channel made by BIA Consulting, Inc. ("BIA"). BIA concluded that the Prospective Fair Market Value of the Channel as of December 31, 1998, was $30 million. GPAA owned 88% of The Outdoor Channel as of December 31, 1998.

         Perry T. Massie and Thomas H. Massie each have an option to purchase 224,000 shares of the Company owned by Wilma M. Massie. Mr. Dickson has an option to purchase 300,000 shares of the Common Stock of the Company owned by Wilma M. Massie. In January 1996, Mr. Dickson exercised part of his option from Wilma M. Massie and purchased 70,000 shares from her.

         Effective April 14, 1999, the Company entered into an employment agreement with Richard K. Dickson II, its Chief Operating Officer. The agreement was for one year and pursuant to the agreement has been automatically extended for one terms since then. The agreement provides for a salary of $10,000 per month of which $750 per month is presently being deferred. The agreement also provides that Mr. Dickson shall receive options to purchase 60,000 shares of Common Stock at an exercise price of $3.00 per share.

         Perry T. Massie, Thomas H. Massie and Richard K. Dickson II are officers and directors of the Company and The Outdoor Channel, Inc. Wilma M. Massie is a principal shareholder of the Company and a director of The Outdoor Channel, Inc. In December 1997, Messrs. P. Massie, T. Massie, Dickson, and Wilma
M. Massie were granted options to purchase 200,000 shares, each, of Common Stock in The Outdoor Channel, Inc. The options are exercisable a $1.50 per share and expire on December 31, 2007. At the time of the grants, The Outdoor Channel was selling Common Stock in its private placement at $1.00 per share.


                              INDEPENDENT AUDITORS

         The Board of Directors selected J. H. Cohn LLP ("Cohn"), Certified Public Accountant, as the independent auditor to audit the consolidated financial statements of Global for the year ending December 31, 2000. Cohn previously audited the Company for the years ended December 31, 1999 and 1998. It is not known at this time whether or not a representative of Cohn will be present at the Annual Meeting. In the event a representative is present at the Annual Meeting, he will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.


                                  OTHER MATTERS

         The Company knows of no other matters to come before the Meeting. If any other matter not mentioned in this Proxy Statement properly comes before the meeting, it is the intention of the proxy holders named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

                                   CONCLUSION

         The Company encourages your attendance at the Company's Annual Meeting of Shareholders in order to consider and vote upon the proposals set forth herein and any other matters properly brought before such meeting and any adjournment thereof.



October 11,  2001                   By Order of the Board of Directors



                                    Perry T. Massie,
                                    Chairman

         The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 2000, is being mailed concurrently with this Proxy Statement to all shareholders of record as of October 5, 2001. The Annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

         COPIES OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, WILL BE PROVIDED TO THE SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, GLOBAL OUTDOORS, INC., 43445 BUSINESS PARK DRIVE, SUITE 113, TEMECULA, CALIFORNIA 92590.

                              GLOBAL OUTDOORS, INC.
                      43445 Business Park Drive, Suite 113
                           TEMECULA, CALIFORNIA 92590
                       (909) 699-4749 o Fax (909) 699-4062






October 11, 2001



Dear Stockholder:

         The Annual Meeting of Common Stockholders of Global Outdoors, Inc. will be held at the Company's corporate headquarters at 43445 Business Park Drive, Suite 113, Temecula, California on Monday November 12, 2001 at 10:00 a.m.

         All Stockholders whether you own Common Stock or Preferred Stock are cordially invited to attend this meeting. Only Stockholders holding Common Stock are entitled to vote on matters that are presented at this meeting.

         Global is a diverse entertainment and leisure time company. As you will appreciate by reading the accompanying Annual Report, Global continued its recent trend of exciting and dynamic years in 2000.

         For the Common Stockholders there is enclosed a Notice, Proxy Statement and Proxy for the Annual Meeting. I encourage you to attend the meeting in person. Whether you do so or not, however, I trust that the Common Stockholders will read the Proxy Statement enclosed for you, then complete, sign and date the enclosed Proxy and return it to the address listed above. Please note that Common Stockholders may vote in person at the meeting, even if you have previously returned the Proxy.


Best regards,



Perry T. Massie
Chairman of the Board

                              GLOBAL OUTDOORS, INC.

            ANNUAL MEETING OF COMMON STOCKHOLDERS - NOVEMBER 12, 2001

                                      PROXY

      The undersigned Common Stockholder of GLOBAL OUTDOORS, INC., an Alaska corporation ("Global"), hereby acknowledges the receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders to be held on Monday, November 12, 2001 at 10:00 a.m., at the Company's corporate headquarters at 43445 Business Park Drive, Suite 113, Temecula, California 92590 telephone number (909) 699-4749, and hereby appoints PERRY T. MASSIE or any other member of the Board of Directors of Global, as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at said Annual Meeting, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock, which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below: (Please mark the appropriate boxes under 1 through 2, below)

      THE BOARD OF DIRECTORS OF GLOBAL UNANIMOUSLY RECOMMENDS A VOTE FOR ALL THE
FOLLOWING PROPOSALS:


         1.   Proposal to Elect the following listed Nominees as Directors of
              Global: Perry T. Massie, Thomas H. Massie and Richard K. Dickson
              II.

              [ ]  FOR all Nominees       [ ]   WITHHOLD             [ ]  WITHHOLD those whose
                                                all Nominees              names are lined out above


         2. In their discretion to vote upon such other matter or matters which may properly come before the meeting, or any adjournment or adjournments thereof.

              [ ]  FOR                   [ ] AGAINST                [ ]  ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR ALL PROPOSALS AS LISTED ABOVE AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


DATED:                        , 2001
      -----------------------


                              --------------------------------------------------
-----------------             Signature                       Type or Print Name
Number of Shares of
Common Stock owned


                              --------------------------------------------------
                              Second Signature if Necessary   Type or Print Name



--------------------------------------------------------------------------------
                                     Address

THIS PROXY SHOULD BE DATED AND SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO GLOBAL'S CORPORATE HEADQUARTERS LISTED ABOVE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH PERSONS SHOULD SIGN.

                              GLOBAL OUTDOORS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

              TO BE HELD ON MONDAY NOVEMBER 12, 2001 AT 10:00 A.M.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Global Outdoors, Inc. (the "Company"), will be held at the Company's headquarters at 43445 Business Park Drive, Suit 113, Temecula, California 92590, telephone number (909) 699-4749, on Monday November 12, 2001 at 10:00 a.m., for the following purposes which are more fully described in the accompanying Proxy
Statement:

         1.       To elect to the Board three directors; and

         2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on October 5, 2001, as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof.

                                    By Order of the Board of Directors




                                    GLOBAL OUTDOORS, INC.
                                    Perry T. Massie, Chairman of the Board

Temecula, California

October 11, 2001

YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.